SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           HEALTH FITNESS CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                           HEALTH FITNESS CORPORATION

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

     The Annual Meeting of Shareholders of Health Fitness Corporation will be held on June 3, 1998, at 3:00 p.m. (Minneapolis time), at the Radisson South Hotel, 7800 Normandale Boulevard, Bloomington, Minnesota, for the following purposes:

     1.   To elect four directors for the ensuing year.

     2. To approve the selection of Deloitte & Touche LLP as independent auditors for the current fiscal year.

     3. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

     Only shareholders of record at the close of business on April 15, 1998, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      CHARLES E. BIDWELL
                                      SECRETARY

BLOOMINGTON, MINNESOTA
MAY 11, 1998

                           HEALTH FITNESS CORPORATION

                         Annual Meeting of Shareholders
                                  June 3, 1998

      -------------------------------------------------------------------
                                 PROXY STATEMENT
      -------------------------------------------------------------------

                                  INTRODUCTION

     Your Proxy is solicited by the Board of Directors of Health Fitness Corporation ("the Company") for use at the Annual Meeting of Shareholders to be held on June 3, 1998, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of the Company's Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the principal executive office of the Company is 3500 West 80th Street, Suite 130, Minneapolis, Minnesota 55431. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about May 11, 1998.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed April 15, 1998, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on April 15, 1998, 11,786,116 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of Common Stock beneficially owned as of April 15, 1998, by persons known to the Company to be beneficial owners of more than 5% of the Company's Common Stock, by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

---------------------------------------------- ----------------------------------- ------------------------------------
             Name and Address of                        Number of Shares                    Percent of Class
              Beneficial Owner                         Beneficially Owned                          (1)
---------------------------------------------- ----------------------------------- ------------------------------------

Loren S. Brink                                             880,566 (2)                            7.4%
3500 W. 80th Street
Minneapolis, MN 55431
---------------------------------------------- ----------------------------------- ------------------------------------
George E. Kline                                            864,760 (3)                            7.2%
4750 IDS Center
Minneapolis, MN 55402
---------------------------------------------- ----------------------------------- ------------------------------------
James A. Bernards                                          764,760 (3)                            6.4%
7200 Metro Boulevard
Edina, MN  55439
---------------------------------------------- ----------------------------------- ------------------------------------

Charles E. Bidwell                                         462,596 (4)                            3.9%
---------------------------------------------- ----------------------------------- ------------------------------------

William T. Simonet, M.D.                                    99,250 (5)                              *
---------------------------------------------- ----------------------------------- ------------------------------------

Robert K. Spinner                                           86,500 (6)                              *
---------------------------------------------- ----------------------------------- ------------------------------------

Thomas H. Coplin                                           104,320 (7)                              *
---------------------------------------------- ----------------------------------- ------------------------------------

Charles J. Pappas                                           42,539 (8)                              *
---------------------------------------------- ----------------------------------- ------------------------------------

All directors and executive officers as a                2,666,806 (9)                            21.4%
group (11 persons)
---------------------------------------------- ----------------------------------- ------------------------------------

*        Less than 1%

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of April 15, 1998, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Includes 116,666 shares which may be purchased upon exercise of options which are exercisable as of April 15, 1998 or within 60 days of such date.

(3) Includes (i) 120,000 shares held by Brightstone Capital, Ltd., an investment firm controlled by Mr. Bernards and Mr. Kline; and (ii) 85,782 shares and a currently exercisable warrant to purchase 50,000 shares held by Brightside Fund, 318,182 shares and a currently exercisable warrant to purchase 79,546 shares held by Brightstone Fund VIII, a currently exercisable warrant to purchase 20,000 shares held by Brightbridge Fund, and 31,250 shares held by Brightstone Fund V, all of which are investment funds managed by Messrs. Bernards and Kline. Includes 50,000 shares which may be purchased upon exercise of options which are exercisable as of April 15, 1998 or within 60 days of such date.

(4) Includes 80,000 shares which may be purchased upon exercise of options and warrants that are exercisable as of April 15, 1998 or within 60 days of such date. Does not include 10,000 shares which may be purchased upon exercise of an option which will become exercisable if such person is elected a director at the Annual Meeting.

(5) Includes 42,250 shares which may be purchased upon exercise of options and warrants that are exercisable as of April 15, 1998 or within 60 days of such date. Does not include 10,000 shares which may be purchased upon exercise of an option which will become exercisable if such person is elected a director at the Annual Meeting.

(6) Includes 67,500 shares which may be purchased upon exercise of options and warrants that are exercisable as of April 15, 1998 or within 60 days of such date. Does not include 10,000 shares which may be purchased upon exercise of an option which will become exercisable if such person is elected a director at the Annual Meeting.

(7) Includes 11,750 shares which may be purchased upon exercise of warrants that are exercisable as of April 15, 1998 or within 60 days of such date. Does not include 70,431 shares which may be purchased upon exercise of options held by Practice Management Consultants, Inc. ("PMC") which will become exercisable upon delivery of certain information systems deliverables. See "Certain Transactions."

(8) Includes 40,000 shares which may be purchased upon exercise of options that are exercisable as of April 15, 1998 or within 60 days of such date.

(9) Includes 669,916 shares which may be purchased upon exercise of options and warrants that are exercisable as of April 15, 1998 or within 60 days of such date. Does not include 30,000 shares which may be purchased upon exercise of options which will become exercisable if Messrs. Bidwell, Spinner and Simonet are elected directors at the Annual Meeting.

                              ELECTION OF DIRECTORS
                                  (Proposal #1)

General Information

     The Board of Directors has fixed the number of directors to be elected at the Annual Meeting at four. The Board has nominated as management's slate all current members of the Board, except Mr. Bernards and Mr. Kline, who have declined to stand for re-election. See "Directors Fees" below. The Company is in the process of identifying qualified candidates who would be willing to serve as Board members, but none have been identified as of the date of this Proxy Statement. If such candidate(s) are identified after the Annual Meeting, the Board has the authority to increase the size of the Board and fill such newly created vacancies without shareholder approval. Under applicable Minnesota law, the election of each nominee requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     The names and ages of all of the director nominees and the positions held by each with the Company are as follows:

-------------------------------    -----------------    ------------------------------------------------------
              Name                         Age                           Position
-------------------------------    -----------------    ------------------------------------------------------

         Loren S. Brink                    42            President, Chief Executive Officer and Chairman
                                                                    of the Board of Directors
-------------------------------    -----------------    ------------------------------------------------------
       Charles E. Bidwell                  53             Chief Financial Officer, Secretary, Treasurer
                                                                           and Director
-------------------------------    -----------------    ------------------------------------------------------
    William T. Simonet, M.D.               44                                Director
-------------------------------    -----------------    ------------------------------------------------------
        Robert K. Spinner                  55                                Director
-------------------------------    -----------------    ------------------------------------------------------

     Loren S. Brink has been President, Chief Executive Officer and Chairman of the Company since its inception in 1981. He holds a Masters Degree in Cardiac Rehabilitation and Adult Fitness from the University of Wisconsin. He has an extensive clinical background, has published numerous articles regarding corporate fitness and speaks frequently at national conferences.

     Charles E. Bidwell has served as the Company's Chief Financial Officer, Secretary and Treasurer since July 1997 pursuant to a consulting arrangement. Mr. Bidwell has been a Director of the Company since 1988. Mr. Bidwell is a venture capital investor who was Chief Financial Officer of Red Owl Stores,
Inc., a Minneapolis-based food retailer, from 1981 until April 1994. He has a 25-year history of starting and managing new businesses, as well as significant corporate experience with Tonka, Inc. and Red Owl Stores, Inc. He holds an MBA in Marketing and Finance from Carnegie-Mellon University in Pittsburgh, Pennsylvania.

     William T. Simonet, M.D., a Director of the Company since March 1993, is an independent practicing orthopedic surgeon. From 1985 until August 1994, Dr. Simonet practiced with Orthopedic Consultants, P.A. Dr. Simonet received his Medical degree in 1980 from the University of Minnesota medical school. He also received a Master of Science degree in orthopedic surgery from the Mayo Graduate School of Medicine in 1985.

     Robert K. Spinner, a Director of the Company since May 1995, was President of Abbott Northwestern Hospital in Minneapolis, Minnesota from 1988 to 1997 and a member of the administrative staff at Abbott Northwestern from 1968 to 1997. In 1997, Allina Health Systems named Mr. Spinner President of Allina Hospitals. Mr. Spinner graduated from St. John's University in Collegeville, Minnesota with a Bachelor's degree in Economics and Accounting in 1964; he was awarded a Masters degree in Hospital and Healthcare Administration from the University of Minnesota in 1969. Mr. Spinner is a member of the Board of Directors of St. John's University, the Newt C. Little Hospice, the Minnesota Hospital Association, and MedVision, Inc., a developer of medical practice management software.


     There are no arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.

Committee and Board Meetings

     The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee, consisting of Messrs. Bernards, Spinner and Bidwell, is charged with responsibility for reviewing the Company's external and internal auditing system, monitoring accounting and financial reporting practices, determining the adequacy of administrative and internal accounting controls, monitoring compliance with the Company's prescribed procedures and reviewing publicly disseminated financial information. The Audit Committee functions include supervision of the independent auditors, including recommendation of the engagement or discharge of such auditors, and review with the independent auditors of the audit plan and results of the auditing engagement. The Audit Committee met two times during fiscal 1997. Following the Annual Meeting, the Board expects to appoint Mr. Simonet or a new "outside" director to replace Mr. Bernards on the Audit Committee.

     The Compensation Committee, which consists of Messrs. Bernards, Kline, Simonet and Spinner, is charged with oversight responsibility for management's performance and the adequacy and effectiveness of compensation and benefit plans. In addition, the Compensation Committee makes recommendations to the Board of Directors regarding remuneration arrangements for senior management, and adoption of employee compensation and benefit plans. Members of both of such Committees meet informally from time to time throughout the year on Committee matters.

     The directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board action by written consent of a majority of all directors, in accordance with the Company's Articles of Incorporation and Minnesota law, rather than hold formal meetings. During fiscal 1997, the Board of Directors held 13 formal meetings and took action two times by written action in lieu of a meeting. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

Directors Fees

     Directors are not paid fees for attending Board or Committee meetings, but are reimbursed for their out-of-pocket expenses incurred on the Company's behalf. On April 8, 1997, the Company adopted a stock option program for nonemployee directors whereby each nonemployee director (Messrs. Bernards, Bidwell, Kline, Simonet and Spinner) was granted a nonqualified stock option under the Company's 1995 Stock Option Plan (the "Plan") to purchase 50,000 shares of Company Common Stock at $3.00 per share. Such options expire April 8, 2007. In recognition of the directors' past service as directors without compensation, such options were made immediately exercisable ("vested") to the extent of 10,000 shares. Such options will vest to the extent of an additional 10,000 shares upon each re-election of such respective director to the Company's Board of Directors, commencing with the May 1997 Annual Meeting of Shareholders. If an optionee ceases to be a director, such options shall remain exercisable but only to the extent vested at the date of termination, unless such optionee ceases to be a director for cause, in which event the option shall immediately terminate.

     In March 1998, James A. Bernards and George E. Kline, each a Director of the Company since 1993, informed the Company that they had decided not to stand for re-election to the Board. Mr. Bernards and Mr. Kline indicated that their reason for leaving the Board was to focus their energies and attention on younger start-up companies in need of venture capital. Mr. Bernards is President of Brightstone Capital, Ltd., a venture capital firm and has been President of Facilitation Incorporated, a strategic planning firm he founded in July 1993. Mr. Kline is an executive officer of Brightstone Capital, Ltd., a venture capital firm and has been President of Venture Management, a firm engaged in investing and providing financial consulting services to corporations, since 1968. Mr. Kline is also a director of Applied Biometrics, Inc., CyberOptics Corporation, Rimage Corporation, Fieldworks, Inc. and Nutrition Medical, Inc. In consideration of Mr. Bernards' and Mr. Kline's long service on the Company's Board of Directors and their extraordinary efforts expended over the past year in connection with the Company's recent debt and equity financing, in April 1998 the Board resolved to "vest" immediately the remaining 30,000 share portion of Mr. Bernards' and Mr. Kline's director options described above.

                              CERTAIN TRANSACTIONS

     Bridge Loan. On August 26, 1997, the Company borrowed $500,000 from Brightbridge Fund I, L.P. ("Brightbridge"), a limited partnership of which Brightstone Capital Limited LLC ("Brightstone") is the general partner and a 20% limited partner. Brightstone is owned 50% by James Bernards and 50% by George Kline, each currently a director of the Company. The loan, which was repaid in February 1998, bore interest at 12% per annum. Brightbridge received five-year warrants to purchase 20,000 shares of Company common stock at an exercise price of $3.00 per share and, because the loan was not repaid when due, became entitled to receive an additional 5,000 warrants exercisable at $3.00 per share. The number of warrant shares and exercise price are subject to adjustment, and the parties have appointed a third party to make a binding determination with respect thereto.

     Consulting. Mr. Bidwell has served as a consultant to the Company in the area of capital raising, and has also served as the Company's Chief Financial Officer, Secretary and Treasurer since July 1997. Mr. Bidwell received $189,750 of contingent consulting compensation in February 1998 upon completion of the Company's debt and equity offerings, and also was reimbursed $21,677 of out-of-pocket expenses incurred, which amounts were expensed by the Company in 1997. Mr. Bidwell and the Board's Compensation Committee are negotiating the terms of a Consulting Agreement pursuant to which Mr. Bidwell will continue to serve as a consultant to the Company in the capacities described above and in the areas of acquisitions, strategic planning, and selection and training of the
Company's  financial  and  accounting   personnel.

     Previously, from January 1, 1996 to March 31, 1997, Mr. Bidwell served as a consultant to the Company in the areas of strategic planning and exploration and negotiation of joint ventures and acquisitions. Pursuant to this previous arrangement, in 1996 Mr. Bidwell earned $74,000 and received options to purchase 35,000 shares of the Company's Common Stock, immediately exercisable at $3.00 per share through March 2000 (with respect to 10,000 shares) and October 15, 2000 (with respect to 25,000 shares).

     Loan. The Company's President and Chief Executive Officer, Loren Brink, has received loans and advances from the Company from time to time over the last two years. As of December 31, 1997, the total of all such loans, including interest was $67,229.

     Guarantee. Loren Brink gave a limited personal guarantee securing the Company's Credit Facility. Mr. Brink and the Board's Compensation Committee are currently negotiating reasonable compensation to Mr. Brink for giving such guarantee.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and two other most highly compensated executive officers who received compensation in excess of $100,000 during fiscal 1997 (such individuals referred to as the "named executive officers").

                                                                               Long Term Compensation
------------------------ -------- ------------------------------------- -------------------------- ---------- --------------
                                          Annual Compensation                    Awards             Payouts
------------------------ -------- ------------------------------------- -------------------------- ---------- --------------
                                                                        Restricted                   LTIP       All Other
  Name and Principal     Fiscal                                            Stock                    Payouts   Compensation
       Position           Year    Salary ($)   Bonus ($)      Other     Awards ($)     Options        ($)        ($)(1)
                                                             ($)
------------------------ -------- ----------- ------------ ------------ ------------ ------------- ---------- --------------

Loren S. Brink            1997    160,000         --       17,339(2)        --         100,000        --         11,740
                          1996    137,700       35,000     22,436(2)        --         100,000        --          3,935
                          1995    111,800         --       15,054(2)        --            --          --          3,422
------------------------ -------- ----------- ------------ ------------ ------------ ------------- ---------- --------------
Charles E. Bidwell        1997    189,750(3)      --       21,677(3)        --          50,000        --           --
                          1996     74,000(3)      --        1,496(3)        --          35,000        --           --
                          1995        --          --           --           --            --          --           --
------------------------ -------- ----------- ------------ ------------ ------------ ------------- ---------- --------------
Thomas H. Coplin          1997    129,027(4)      --           *            --            --          --           --
                          1996    116,449         --           *            --            --          --           --
                          1995        --          --           --           --            --          --           --
------------------------ -------- ----------- ------------ ------------ ------------ ------------- ---------- --------------
Charles J. Pappas         1997     86,554       27,500         *            --         100,000        --           --
                          1996        --          --           --           --            --          --           --
                          1995        --          --           --           --            --          --           --
------------------------ -------- ----------- ------------ ------------ ------------ ------------- ---------- --------------

*    Does not exceed  lesser of $50,000 or 10% of such  individual's  salary and bonus.
(1)  Amount  reflects  life  insurance   premiums  not  available  to  employees
     generally.
(2)  Amount reflects automobile allowance and entertainment expense allowance.
(3) Amount reflects contingent consulting compensation and direct out-of-pocket expense reimbursement. Mr. Bidwell is responsible for his own overhead and other indirect expenses, and is not eligible for and does not receive any employee benefits. See "Certain Transactions" above.
(4) Amount includes amounts paid to Practice Management Consultants with respect to Mr. Coplin for periods prior to July 1, 1997. See "Employment Agreements" below.


Employment Agreements

     Loren Brink. On May 22, 1997 the Company entered into a three-year Employment Agreement with Mr. Brink, effective January 1, 1997 (the "Agreement"), which will automatically extend for additional three-year terms, unless either party gives written notice of termination. Pursuant to the Agreement, Mr. Brink will continue to serve as the Company's President and Chief Executive Officer at a minimum base salary of $160,000, $170,000 and $180,000 for the calendar years 1997, 1998 and 1999, respectively. Mr. Brink is eligible to earn an annual year-end cash bonus ranging from 25% of base salary (if the Company's actual pre-tax profits are at least 80% of the budgeted amount therefor) to 75% of his base salary (if the Company's actual pre-tax profits are 120% or more of budget). The Company granted Mr. Brink incentive stock options to purchase up to 100,000 shares of Company Common Stock at an exercise price of $3.00 per share. Such options vest 25% immediately and 25% on each of the first three anniversaries of the effective date. Mr. Brink receives normal and customary employee benefits and fringe benefits, including a $750 per month car allowance, county club membership and $2,500 per year for professional, financial, legal and tax planning counsel. The Company may terminate the Agreement on 60 days' notice for cause or upon twelve-months' notice without cause. The Agreement terminates upon Mr. Brink's death or permanent disability. If Mr. Brink is terminated for "cause," he will continue to receive his base salary for up to 60 days, and be entitled to participate in certain benefit programs at his expense for up to eighteen months. If Mr. Brink is terminated without "cause," he will continue to receive his base salary for a period of up to 24 months following such termination. If the Agreement is terminated due to Mr. Brink's death or disability, Mr. Brink's base salary will continue to be paid for a period of 18 months. If Mr. Brink's employment is terminated by reason of his death, disability, without cause or in connection with a change of control of the Company, he will receive a pro rated portion of any bonuses or incentive payment, and the immediate vesting and acceleration of any unexpired and unvested stock options previously granted. The Agreement gives Mr. Brink the option to terminate the Agreement upon a change of control or business combination, including the sale or merger of the Company. In such event, Mr. Brink can elect to receive his base salary for the longer of the unexpired three year term of the Agreement or 24 months, or in lieu thereof, a cash payment equal to 2.99 times Mr. Brink's base salary, subject to reduction to prevent such payment (together with any other payments considered contingent upon a change of control) from constituting an excess parachute payment under applicable provisions of the Internal Revenue Code.

     Thomas Coplin. The Company is negotiating the terms of an employment agreement with Thomas Coplin, the President of the Company's rehabilitative health care business. Since July 1, 1997, Mr. Coplin has served an employee of the Company at a salary of $10,000 per month, plus reimbursement of travel and apartment expenses. Prior to such date, Mr. Coplin was an employee of Practice Management Consultants ("PMC"), a company one-half owned by Mr. Coplin, pursuant to which PMC designed and implemented information systems for the Company's rehabilitative health care business. The Company reimbursed PMC's expenses on a monthly basis through June 1997, and issued PMC a warrant to purchase 70,431 shares of the Company's common stock at $4.00 per share, exercisable upon delivery of certain system deliverables. Effective July 1, 1997, Mr. Coplin and the other PMC employees performing such systems design and implementation services became employees of the Company.

     The Company also has an arrangement with PMC and its principals pursuant to which PMC and its principals establish criteria for potential physical therapy clinic acquisitions, conduct due diligence and evaluate potential acquisitions against such criteria, and negotiate the acquisition agreements for such acquisitions. The Company reimbursed PMC's expenses in connection therewith through June 1997, and since such date the Company has incurred such expenses directly. In addition, the Company pays one of the principals of PMC a three percent fee upon closing of such acquisitions. Finally, the Company's arrangement with PMC provides that Mr. Coplin and the other principal of PMC will each receive stock options and/or warrants to purchase Company common stock, the amount and/or value of which may be linked to the earnings of the Company's rehabilitative health care business or a portion thereof, but the amount of which have not been finally determined.


Option/SAR Grants During 1997 Fiscal Year

     The following table sets forth information regarding stock options granted to the named executive officers during the fiscal year ended December 31, 1997. The Company has not granted stock appreciation rights:

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
                               Number of             % of Total
                              Securities            Options/SARs
                              Underlying             Granted to             Exercise or
                             Options/SARs           Employees in            Base Price             Expiration
         Name                 Granted (#)            Fiscal Year              ($/Sh)                  Date
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

Loren S. Brink                  100,000                 13.1%                  $3.00                 5/22/02
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Charles E. Bidwell              50,000                  6.6%                   $3.00                 4/08/07
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Thomas H. Coplin                  --                     --                     --                     --
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Charles J. Pappas               100,000                 13.1%                  $3.00                 3/18/02
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

Aggregated Option/SAR Exercises During 1997 Fiscal Year and Fiscal Year End Option/SAR Values

     The following table provides information related to the number of options exercised during the last fiscal year and the number and value of options held at fiscal year end by the named executive officers:

----------------------- ---------------------- --------------- ------------------------ ----------------------------
                                                                Number of Unexercised
                                                                Securities Underlying     Value of Unexercised In
                           Shares Acquired                       Options at 12/31/97       the-Money Options at
         Name              on Exercise (#)         Value            exercisable/                   12/31/97(1)
                                                  Realized         unexercisable         exercisable/unexercisable
----------------------- ---------------------- --------------- ------------------------ ----------------------------

Loren S. Brink                 200,000            $370,500          58,333/141,667                   $0
----------------------- ---------------------- --------------- ------------------------ ----------------------------
Charles E. Bidwell               --                  --             55,000/30,000                   $0
----------------------- ---------------------- --------------- ------------------------ ----------------------------
Thomas H. Coplin                 --                  --                  --                         --
----------------------- ---------------------- --------------- ------------------------ ----------------------------
Charles J. Pappas                --                  --             40,000/60,000                   $0
----------------------- ---------------------- --------------- ------------------------ ----------------------------
------------------------

(1) Value of exercisable/unexercisable in-the-money options is equal to the difference between the market price of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing price as of December 31, 1997 on the Nasdaq SmallCap Market was $1.56.

                        APPROVAL OF SELECTION OF AUDITORS
                                  (Proposal #2)

     The Board of Directors of the Company has selected Deloitte & Touche LLP as independent auditors of the Company for the current fiscal year ending December 31, 1998. Deloitte & Touche LLP has acted as the Company's independent auditors since 1992. The Board of Directors desires that the selection of such auditors for the current 1998 fiscal year be submitted to the shareholders for approval. If the selection is not approved, the Board of Directors will reconsider its decision.

     A representative of Deloitte & Touche LLP is expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders ("Insiders") are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1997, all
Section 16(a) filing requirements applicable to Insiders were complied with except the following:

     o    Michael Wise failed to timely file a Form 3;
     o George Kline failed to timely file three forms reporting three transactions;
     o Thomas Coplin failed to timely file two forms reporting two transactions; and
     o    James   Bernards   failed  to  timely  file  one  form  reporting  one
          transaction.


                                 OTHER BUSINESS

     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1999 annual meeting of shareholders must be received by the Company by January 11, 1999, to be includable in the Company's proxy statement and related proxy for the 1999 annual meeting.


                          ANNUAL REPORT TO SHAREHOLDERS

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                   FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBITS(S) SHOULD BE DIRECTED TO MR. CHARLES E. BIDWELL, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Charles E. Bidwell
                                       SECRETARY
Dated:  May 11, 1998
        Minneapolis, Minnesota

                           HEALTH FITNESS CORPORATION
                            PROXY FOR ANNUAL MEETING
                           Of Shareholders To Be Held
                                  June 3, 1998


     The undersigned hereby appoints LOREN S. BRINK and CHARLES E. BIDWELL, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of Health Fitness Corporation registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Radisson South Hotel, 7800 Normandale Boulevard, Bloomington, Minnesota, at 3:00 p.m. (Minneapolis time) on June 3, 1998, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

     The Board of Directors recommends that you vote FOR each proposal below.

     1. Elect four directors: [Nominees: Loren S. Brink, Charles E. Bidwell, William T. Simonet, M.D., and Robert K. Spinner]

          [  ] FOR all nominees listed above   [  ] WITHHOLD AUTHORITY to vote
               (except those whose names have       for all nominees listed
                                                    above been written in below)

     To withhold authority to vote for any individual nominee write that nominee's name on the line below

     --------------------------------------------------------------------------

     2. Approve selection of Deloitte & Touche LLP as independent auditors for current fiscal year:

          [  ]  FOR             [  ] AGAINST             [  ] ABSTAIN

     3.   OTHER MATTERS. In their discretion, the Proxies are . . .

          [  ]  AUTHORIZED               [  ]  NOT AUTHORIZED . . .

          to vote upon such other business as may properly come before the Meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 3.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Date: _____________, 1998         ---------------------------------------------

                                  ---------------------------------------------

                                  PLEASE DATE AND SIGN ABOVE  exactly as name
                                  appears at the left, indicating, where
                                  appropriate,  official    position   or
                                  representative capacity. For stock held in joint tenancy, each joint owner should sign.